EXHIBIT 24





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                                POWER OF ATTORNEY

        We, the undersigned directors of Bowater Incorporated, hereby severally constitute Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names with respect to the Registration Statement on Form S-3 pertaining to shares of common stock of Bowater Incorporated to be issued upon exchange, retraction or redemption of Exchangeable Shares of Bowater Canada Inc., and any and all amendments to the Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

Signatures                       Title                        Date
----------                       -----                        ----


/s/ Francis J. Aguilar
----------------------
Francis J. Aguilar              Director                      May 9, 2001

/s/ Richard Barth
-----------------
Richard Barth
                                Director                      May 9, 2001

/s/ Kenneth M. Curtis
---------------------
Kenneth M. Curtis               Director                      May 9, 2001

/s/ Cinda A. Hallman
--------------------
Cinda A. Hallman                Director                      May 9, 2001

/s/ Charles J. Howard
---------------------
Charles J. Howard               Director                      May 9, 2001

/s/ James L. Pate
-----------------
James L. Pate                   Director                      May 9, 2001

/s/ John A. Rolls
-----------------
John A. Rolls                   Director                      May 9, 2001

/s/ Arthur R. Sawchuk
---------------------
Arthur R. Sawchuk               Director                      May 9, 2001